SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Dec. 31, 2011	Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 13. SUBSEQUENT EVENTS

New World Resource Corp.

On January 19, 2012, the Company entered into a non-binding agreement (the “NW LOI”) whereby the Company would acquire certain options (the “New World Options”) held by New World Resource Corp., with respect to a the Pastos Grandes lithium brine project in the Sud Lipez province within the Department of Potosi, Bolivia (the “Pastos Project”), as well as certain other assets.

The NW LOI contemplates a purchase price for the New World Option and other assets consisting of equity representing 22.5% of the Company after completion of such transaction.

The Company has agreed to advance $150,000 to fund a required payment under the New World Options that will come due in February 2012. However, in the event the Company and New World Resource Corp. terminate the proposed transaction, or if the transaction does not close pursuant to the timeline agreed to by both parties, New World Resource Corp. shall reimburse the Company the full amount of such advance.

R3 Fusion

On January 13, 2012, the Company entered into an Agreement, dated as of January 12, 2012 (the “R3 Agreement”), with R3 Fusion, Inc. (“R3”) to apply R3’s intensified evaporative technology (“SPaCeR™”) in processing brine from the Company’s properties. Pursuant to the R3 Agreement, R3 will provide the Company with a demonstration plant consisting of two units having a design flow capacity of at least 1.6 liters per second each, and on-site training. The Company will pay R3 equipment use fees of $37,500 per month for the first twelve months following successful installation and commissioning of the system, and, if the Company elects to keep the equipment on site thereafter, $12,500 per month for up to an additional thirty-six months. The R3 Agreement requires the Company to make a $100,000 deposit (the “R3 Deposit”) which R3 Deposit shall be refunded upon the Company’s return of the equipment after twelve months of use. The R3 Agreement also provides that the Company will be given the exclusive license (the “Exclusive Rights”) to exploit R3’s SPaCeR™ technology throughout the world for the processing of lithium-containing brine for so long as the Company is using such systems in the processing of brine at its facilities in South America. The Agreement provides that the Company and R3 shall negotiate the terms and conditions of such license in good faith within sixty days of the execution of the R3 Agreement.

The R3 Agreement provides that R3 shall develop and deliver to the Company a proposal to deliver up to sixty-five additional SPaCeR™ systems as soon as practical following successful demonstration of the SPaCeR™ at the Company’s property.

The Company may elect to terminate the agreement at any time after June 30, 2012; provided that if the Company does so prior to January 12, 2013, it will forfeit its Exclusive Rights and $50,000 of the R3 Deposit.

NOTE 14. SUBSEQUENT EVENTS

POSCO

On August 24, 2011, we entered into a Securities Purchase Agreement (the “SPA”) and an Investor Rights Agreement (the “IRA”) with POSCO Canada Ltd. (“POSCAN”), a wholly owned subsidiary of POSCO ( a Korean company), (together, the “POSCAN Agreements”), pursuant to which on September 14, 2011, POSCAN purchased 38,095,300 Units for $0.21 per Unit or $8,000,013, with each “Unit” consisting of one share of our common stock and a three-year warrant to purchase one share of our common stock at an exercise price of $0.40 per share.

POSCAN has committed to purchase an additional 47,619,000 Units at the same $0.21 price per Unit (for an aggregate additional purchase price of approximately $10 million) upon satisfaction of certain conditions, including:  (i) completion of an updated Measured and Indicated Resource Report prepared in compliance with Canadian National Instrument (“NI”) 43-101 standards that concludes that our Maricunga property meets certain technical requirements and that proceeding to the feasibility study phase for the Maricunga project is warranted; (ii) completion of a work program agreed to by us and POSCAN; and (iii) having the necessary permits and approvals in place for building and operating a brine test facility on the Maricunga property.  The SPA provides that we are to use the proceeds from such investments exclusively for activities related to the development of the Maricunga project, pursuant to budgets mutually agreeable to us and POSCAN.

The SPA includes provisions for POSCAN to purchase brine from the Maricunga property and test it at POSCAN’s test facility in Korea.  In addition, the SPA provides that we and POSCAN will discuss and evaluate the development, financing and construction of a brine testing facility on the Maricunga property, and that if such facility is built, we would (i) supply the test facility with brine and other materials and utilities and (ii) assist POSCAN in obtaining any rights, licenses and permits required to build and operate such facility.

The securities purchased by POSCAN will be restricted and may not be sold (subject to customary exceptions) until the earlier of nine months from their issuance or November 20, 2012.  Pursuant to the IRA, we have granted POSCAN the right to demand registration of the common stock included in the Units, and issuable upon exercise of the warrants included in the Units, commencing 12 months after the date of issuance of the Units and ending five years after the date of the IRA.  Our obligation to register any such shares shall terminate once they may be sold without registration in any 30 day period pursuant to Rule 144 under the Securities Act.  Upon a registration demand made by POSCAN pursuant to the IRA, we must file a registration statement covering the shares within 75 calendar days of such demand, and use our best efforts to have it declared effective within 120 calendar days of filing.  If we do not meet these deadlines, we must pay liquidated damages of 2% of the purchase price of the securities per month until such failures are cured (up to an aggregate maximum of 10%).  POSCAN will also have “piggy-back” registration rights with respect to such shares.

The IRA provides that we will appoint a director nominated by POSCAN to our Board of Directors, and will continue to nominate a POSCAN-designee at each annual meeting for as long as POSCAN owns not less than 10% of the issued and outstanding shares of our common stock.  So long as POSCAN holds any shares of our common stock (subject to customary exceptions), we shall not issue any new securities to any person unless we have also offered to POSCAN the right to purchase its pro rata share of such securities on the same terms and conditions as are offered, as to maintain its then percentage interest in our outstanding capital.  The IRA also provides that, until the earlier of (i) POSCAN owning less than 10% of our issued and outstanding common stock and (ii) our aggregate market capitalization exceeding $250 million, we may not undertake certain actions without the approval of POSCAN (which approval may be evidenced by the affirmative vote or consent of POSCAN’s director nominee), including:  a liquidation, merger or reorganization; a sale of all or substantially all of our assets; incurring indebtedness in excess of $1,000,000 (subject to certain exceptions); create or take any action that results in our holding the capital stock of any subsidiary that is not wholly owned (with certain exceptions); transfer or license our proprietary technology to a third party; substantially change the scope of our business; or amend or waive any non-competition or non-solicitation provision applicable to our Chief Executive Officer or Chief Operating Officer.

POSCO (with its subsidiaries) is a diversified company, with operations in energy, chemicals and materials and is one of the largest steel manufacturers in the world.   There can be no assurance that any final agreement will be reached with POSCAN with respect to a pilot plant, a commercial plant, any further investment by POSCAN, any purchase by POSCAN of our production, or otherwise.

Employment Agreement

We have entered into an Employment Services Agreement with our Chief Executive Officer, Mr. Luis Saenz, effective as of August 24, 2011.  Under the Employment Services Agreement, Mr. Saenz will devote his full-time efforts to us, and we will pay Mr. Saenz such base salary as may be determined by our Board of Directors.  The Employment Services Agreement has an initial term of one year and is automatically renewed for successive one-year terms unless either party delivers timely notice of its intention not to renew.  We may also pay Mr. Saenz an annual bonus at such time and in such amount as may be determined by our Board of Directors in its sole discretion.

Mr. Saenz’s employment by us remains “at-will” and terminable at any time for any reason or for no reason.  If Mr. Saenz’s employment is terminated by us without Cause, we must continue to pay him any base salary at the rate then in effect for a period of 18 months.  If Mr. Saenz terminates the Employment Services Agreement for Good Reason, or in the event of a termination of employment due to a permanent disability, we will continue to pay him any base salary at the rate then in effect for a period of 18 months.

For the duration of the employment period and, unless we terminate Mr. Saenz’s employment without Cause, for a period of 18 months thereafter, Mr. Saenz has agreed not to directly or indirectly compete with any business engaged in by us or proposed to be engaged in by us during the period of his employment anywhere within the countries in which we are then operating.

Convertible Debt Extension

We have entered into an Amendment and Waiver Agreement with the holders of our zero-coupon bridge notes, dated as of August 25, 2011 (the “Waiver Agreement”).  Pursuant to the Waiver Agreement, effective upon the closing of POSCAN’s initial $8 million investment under the SPA, the zero-coupon bridge notes will be due on June 30, 2012, and we will not be required to make any prepayment out of the proceeds of the SPA.  The Waiver Agreement does not alter the principal amount of the zero-coupon bridge notes, however it provides that such notes will accrue interest at a rate of 15% per annum from February 2, 2012, until June 30, 2012.  The Waiver Agreement also reduces the conversion price of the $1.5 million zero-coupon bridge notes to $0.12 per share (12,500,000 shares).  In connection with the Waiver Agreement, we have agreed to pay an arranger a cash fee of $30,000.

The Company analyzed the transaction based on ASC 470 and concluded that the amendment resulted in a substantial modification of terms of the debt. Accordingly, the Company will recognize the amendment as an extinguishment of debt which provides that the fair value of the new debt agreement will be compared with the carrying value of the existing debt and a gain or loss on extinguishment be recognized.  The Company estimates the loss on extinguishment in the range of $1.5 to $2.0 million.

As a consequence of the extinguishment, the post modification debt will be recorded at its fair value and the resulting premium will be amortized as interest income over the term of the debentures.

 Exercise of warrants

In August and September 2011, an investor exercised 4,000,000 warrants with a $0.05 exercise price for cash of $200,000.

Adjustment of warrant exercise price and shares

As a result of the shares issued to POSCAN subsequent to year-end and the convertible debt extension, and the exercise of warrants, the exercise prices and number of shares issuable upon exercise of certain warrants were adjusted.  The weighted average exercise price of warrants outstanding at June 30, 2011 was reduced to $0.34 per share and an additional 1,188,848 warrants were issued pursuant to anti-dilution provisions.

Centurion Private Equity, LLC Investment agreement termination

On September 14, 2011, we delivered a Notice of Termination to the Investor to terminate the Investment Agreement.